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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               December 15, 1999
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                      1-2572                   73-1520922
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)           Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

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Items 1 - 7.      Not Applicable.

Item 8.           Change in Fiscal Year

         ONEOK, Inc. will file a transition report for the period beginning on September 1, 1999 and ending December 31, 1999 on a Form 10-Q rather than a Form 10-K as was announced on October 21, 1999.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 15th day of December 1999.


                                          ONEOK, Inc.

                                 By:      Jim Kneale
                                          -------------------------------
                                          Jim Kneale
                                          Vice President, Chief Financial
                                          Officer, and Treasurer